UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 2, 2003


                               FRESH CHOICE, INC.
             (Exact name of registrant as specified in its charter)

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               Delaware                      0-20792               77-0130849
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    (State or other jurisdiction of     (Commission File Number)  (IRS Employer
            incorporation)                                   Identification No.)


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                               485 Cochrane Circle
                          Morgan Hill, California 95037
               (Address of principal executive offices) (Zip Code)

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       Registrant's telephone number, including area code: (408) 776-0799




                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 7.  Financial Statements and Exhibits.

         (c) Exhibits.

         This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".

Exhibit No.     Description
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     99.1 Press release dated October 2, 2003 announcing results for the Third Quarter ended September 7, 2003.


Item 12. Results of Operations and Financial Condition

         On October 2, 2003, Fresh Choice, Inc. issued a press release announcing third quarter earnings results. A copy of the press release is attached as Exhibit 99.1.

         The information in this Report, including the exhibit attached hereto, is furnished solely pursuant to Item 12 of this Form 8-K. and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section. Furthermore, the information in this Report, including the exhibit, shall not be deemed to be incorporated by reference into the filings of the registrant under the Securities Act of 1933.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               FRESH CHOICE, INC.


Date:  October 2, 2003     By: /s/ David E. Pertl
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                              David E. Pertl
                              Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)

                                  EXHIBIT INDEX


Exhibit No.     Description
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     99.1 Press release dated October 2, 2003 announcing results for the Third Quarter ended September 7, 2003.